(File Nos. 811-7242; 33-52850)

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
         [ ]   Preliminary Proxy Statement
         [X]   Definitive Proxy Statement
         [ ]   Definitive Additional Materials
         [ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                THE CUTLER TRUST
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]   No Fee Required
         [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
               and 0-11

          1)   Title of each class of securities to which transaction applies:


          2)   Aggregate number of securities to which transaction applies:


          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


          4)   Proposed maximum aggregate value of transaction:


          5)   Total fee paid:


         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:


          2)   Form, Schedule or Registration Statement No.:


          3)   Filing Party:


          4)   Date Filed:

November 30, 1999

Dear Shareholders:

In an effort to seek the highest level of return possible for a given level of risk, we are proposing changes to the investment criteria of the Cutler Equity Income Fund ("Fund"). We feel these changes, which are detailed in the enclosed proxy statement, will enable us to maintain a conservative portfolio of companies that reflect our shareholders' desire for owning large, well respected and financially solid industry leaders, while also maintaining a relatively stable income stream. The proposed changes to the Fund's objectives and corresponding investment policies will expand the Fund's investable universe. This expansion allows for greater diversification as well as the potential for enhanced investment returns.

Diversification benefits - Currently, the Fund is required to invest at least 65% of its total assets in the income-producing stocks of Cutler & Company, LLC's Approved List. By complying with this investment policy, entire industry categories, including leading issues in the major stock market averages, are excluded from the Fund's investable universe. Eliminating this current restriction of reliance upon the Approved List, set in place a generation ago, will bring us more in line with current practice in the investment management industry by expanding the universe of stocks from which Fund investments may be selected.

Potential return enhancement - Broadening the number of eligible investment candidates allows us to own the companies that in our opinion have the greatest potential for price appreciation.

Your investment in this Fund indicates a desire to own a portfolio of large, well-respected, financially solid industry leaders. We will continue to maintain a bias toward dividend-paying companies. The proposed changes will greatly expand the Fund's universe of investment candidates but will not materially alter the basic premise in which you invested. We are excited by the potential for enhanced investment results and hope you share our enthusiasm.

Sincerely,




Kenneth R. Cutler
Chairman

                                THE CUTLER TRUST
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101
                                  (888) CUTLER4


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                DECEMBER 20, 1999


To the Shareholders of The Cutler Trust:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Cutler Equity Income Fund (the "Fund"), a series of The Cutler Trust (the "Trust"), will be held at the offices of the Trust, Two Portland Square, Portland, Maine 04101, on December 20, 1999 (at 11:00 a.m. E.S.T.), for the following purpose, which is more fully described in the accompanying Proxy Statement dated December 1, 1999:

         To approve the modification of the Fund's investment objective and to effect corresponding revisions of the Fund's investment policies.

         Currently, the fund's investment objective is to seek current income and long-term capital appreciation by investing within Cutler & Company, LLC's Approved List. It is proposed that the restriction to the stocks of Approved List be removed and that the Fund's new investment objective be to seek current income and long-term capital appreciation by investing in stocks that it considers undervalued with respect to their growth prospects relative to the general market.

         In addition to the foregoing, the shareholders shall transact such other business as may properly come before the Meeting or any adjournment thereof. The Trustees have fixed the close of business on November 19, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Trustees.



                                            By   order of the Board of Trustees,


                                            D. Blaine Riggle
                                            Secretary
December 1, 1999
Portland, Maine



YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                THE CUTLER TRUST
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101
                                  (888) CUTLER4





                                 PROXY STATEMENT


         The enclosed proxy is solicited by the Board of Trustees of The Cutler Trust (the "Trust"), a Delaware business trust, on behalf of Cutler Equity Income Fund (the "Fund"). The Trust is a registered, open-end, investment company whose principal office is located at Two Portland Square, Portland, Maine 04101. Proxies will be voted at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at the offices of the Trust, Two Portland Square, Portland, Maine 04101 on Monday, December 20, 1999, at 11:00 a.m. (E.S.T.), and any adjournment thereof for the purpose set forth below. This Proxy Statement and the enclosed notice of meeting and proxy card were first mailed to shareholders on or about December 1, 1999.

         The Fund's Annual Report to shareholders for the fiscal year ended June 30, 1999 has previously been mailed to shareholders of the Fund. Shareholders may request a copy of the Annual Report without charge by calling the Fund's distributor, Forum Fund Services, LLC, Two Portland Square, Portland, Maine 04101, at 1-888-CUTLER4.

         The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust or by regular employees of Cutler & Company, LLC, 503 Airport Road, Medford, Oregon 97504 (the "Adviser"), the Trust's administrator, Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101 ("Forum") or their affiliates. The Adviser will bear all of the costs of the Meeting and the preparation, printing and mailing of proxies.

PURPOSE OF MEETING

         The Meeting is being called to approve the modification of the Fund's investment objective and to effect corresponding revisions of the Fund's investment policies. In addition to the foregoing, the shareholders shall transact such other business as may properly come before the Meeting or any adjournment thereof.

DESCRIPTION OF VOTING

         Approval of the proposal requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund as that term is defined under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, this means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund.

         Shareholders of record at the close of business on November 19, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting, including any adjournment thereof. As of the Record Date there were 4,653,550.657 shares of the Fund outstanding. As of the Record Date, no trustees or officers of the Trust owned beneficially more than 1% of the outstanding shares of the Fund. The following is the only trustee or officer of the Trust that currently owns shares of the Fund:

--------------------------------------- ------------------------------- --------------------------------

Name of Owner                           Amount and Nature of Ownership  Percentage of Fund
--------------------------------------- ------------------------------- --------------------------------
--------------------------------------- ------------------------------- --------------------------------

Kenneth R. Cutler                       109.090 - Beneficial            .00234%

Trustee,  Chairman  of the  Board  and
Vice President
--------------------------------------- ------------------------------- --------------------------------

         As of the Record Date, the following shareholder owned beneficially more than 5% of the outstanding shares of the Fund:

--------------------------------------- ------------------------------- --------------------------------

Name and Address of Owner               Amount and Nature of Ownership  Percentage of Fund
--------------------------------------- ------------------------------- --------------------------------
--------------------------------------- ------------------------------- --------------------------------

Enterprise   Trust  &  Investment   Co  516,011.936 - Beneficial        11.09%
Trustee  for Big Creek  Lumber  Profit
Sharing

Ms. Ellen McCrary

3654 Highway 1

Davenport, CA 95017
--------------------------------------- ------------------------------- --------------------------------

         Each shareholder will be entitled to one vote for each whole share and a fractional vote for each fractional share held. Shares may be voted in person or by proxy. Shareholders holding one-third of the outstanding shares of the Fund at the close of business on the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding the Fund at the Meeting. All properly executed proxies received in time to be voted at the Meeting will be counted at the Meeting, and any adjournment thereof, in accordance with the instructions marked thereon or otherwise provided therein.

         For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and non-votes have the effect of votes AGAINST the proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled ABSTAIN will result in the shares covered by the proxy being treated as if they were voted AGAINST the proposal.

         IF YOU DO NOT SPECIFY A CHOICE ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

         If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve the proposal is not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against the proposal will be voted AGAINST such adjournment. A shareholder vote may be taken on the proposal prior to adjournment if sufficient votes have been received and it is otherwise appropriate.

         Shareholders may revoke their proxy at any time prior to exercise thereof by giving written notice of revocation or by executing and delivering a later dated proxy to Forum Shareholder Services, LLC, the Trust's transfer agent, at Two Portland Square, Portland, Maine, 04101, or by personally casting a vote at the Meeting.

                                    PROPOSAL
       To Approve the Modification of the Fund's Investment Objective and
            Corresponding Revisions of the Fund's Investment Policies

         It is proposed that the Fund's investment objective and corresponding investment policies be amended. The Fund's current investment objective is to "seek current income and long-term capital appreciation" by investing within the Adviser's Approved List (the "Approved List"). The Fund's new investment objective will be to seek current income and long-term capital appreciation by investing in stocks that it considers undervalued with respect to their growth prospects relative to the general market. To qualify for the Approved List, each company must:

     (1) be listed on the New York Stock Exchange;

     (2) have paid dividends continuously for at least the last 20 years, without any reduction in the rate;

     (3) have commercial paper rated Prime-1 and senior debt rated at least A by Moody's Investors Service, Inc. or similarly rated by another rating agency, or if no ratings are published, determined to be of similar quality by the Adviser;

     (4) have annual sales, assets and market value of at least $1 billion; and

     (5) in the Adviser's opinion have wide ownership among major institutional investors and very liquid markets.

         The Fund has been required to hold 20-30 of the stocks on the Approved List and to invest at least 65% of its total assets in the income-producing equity securities of the Approved List. If this proposal is approved, these policies will no longer apply. The Fund will continue only to purchase securities of companies that, in the Adviser's opinion, are leaders in their industry, have wide ownership among major institutional investors and very liquid markets as well as having annual sales, assets and market value of at least $1 billion. The Fund will, however, now be able to purchase securities of companies that are listed on exchanges other than the New York Stock Exchange as long as the exchanges are subject to regulation by the U.S. Securities and Exchange Commission. The Fund will no longer be required to purchase securities of companies that paid dividends continuously for at least the last 20 years, without any reduction in the rate. The Fund will be able to invest in companies that have senior debt rated "investment grade." Investment grade is generally defined as a bond with a rating of at least Baa or BBB by the relevant rating organization. The Fund's portfolio will, under normal conditions, be comprised of at least 25 stocks, of which at least 75% will be dividend-paying.

         If the shareholders approve this proposal, the name of the Fund will be changed to "Cutler Core Fund". Management believes that the proposed changes will allow the Fund to maintain its conservative approach while expanding the Fund's investable universe. This will bring the Fund more in line with current practice in the investment management industry and allow the Fund to own companies which, in the Adviser's opinion, have greater potential for price appreciation. While the Fund will be able to invest in a broader assortment of companies, the risk of this proposed modification to the investment objective is that the companies purchased may not have the same level of credit history and debt ratings as before. This could result in a more volatile net asset value, of NAV, for the Fund as well as the distribution of less dividends to the Fund's shareholders. The Board of Trustees, after weighing the potential risks and benefits, believes that the proposed modification to the Fund's investment objective and corresponding revisions of the Fund's investment policies are in the best interests of the Fund and its shareholders.

             The Board of Trustees Recommends that the Shareholders
                   of the Fund Vote in Favor of this Proposal

                                 OTHER BUSINESS

         Management knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

         It is anticipated that, following the Meeting, the Fund will not hold any meetings of shareholders except as required by Federal or Delaware law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals within a reasonable time before solicitation of proxies for such meeting to the Secretary of the Trust,
D. Blaine Riggle, at Two Portland Square, Portland, Maine 04101. The timely submission of a proposal does not guarantee its inclusion.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY

                                              By Order of the Board of Trustees,



                                              D. Blaine Riggle
                                              Secretary

                                THE CUTLER TRUST
                            Cutler Equity Income Fund
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints D. Blaine Riggle and David I. Goldstein (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Cutler Equity Income Fund (the "Fund"), a series of The Cutler Trust (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of the Trust, Two Portland Square, Portland, Maine 04101, on December 20, 1999, at 11:00 a.m. (E.S.T.), and at any adjournment or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO INSTRUCTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW. The Trust has proposed the Proposal. The Board of Trustees recommends voting FOR the Proposal.

          PROPOSAL: To approve the modification of the Fund's investment objective and the corresponding revisions of the Fund's investment policies.

                       FOR _____            AGAINST _____ABSTAIN _____

The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and ANY adjournments thereof.

(NOTE: Checking the boxes labeled ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on December 20, 1999. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.


Authorized Signature                                                        Date

Printed Name (and Title if Applicable)

Authorized Signature (Joint Investor or Second Signatory)                   Date

Printed Name (and Title if Applicable)